WILLAMETTE INDUSTRIES, INC.

                                  $300,000,000

                                MEDIUM-TERM NOTES

                             DISTRIBUTION AGREEMENT


                                                                    May 13, 1998



Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

J.P. Morgan Securities Inc.,
60 Wall Street,
New York, New York 10260.

Salomon Brothers Inc,
7 World Trade Center, 30th Floor,
New York, New York 10048.

Ladies and Gentlemen:

       Willamette Industries, Inc., an Oregon corporation (the "Company"), proposes to issue and sell from time to time its Medium-Term Notes (the "Securities") in an aggregate amount up to $300,000,000 and agrees with each of you (individually, an "Agent", and collectively, the "Agents") as set forth in this Agreement.

       Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly on its own behalf, the Company hereby (i) appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company pursuant to Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any Agent as principal, it will enter into a separate agreement (each a "Terms Agreement"), substantially in the form of Annex I hereto, relating to such sale in accordance with Section 2(b) hereof. This Distribution Agreement shall not be construed to create either an obligation on the part of the Company to sell any Securities or an obligation of any of the Agents to purchase Securities as principal.

       The Securities will be issued under an indenture, dated as of January 30, 1993 (the "Indenture"), between the Company and The Chase Manhattan Bank, as Trustee (the "Trustee"). The Securities shall have the maturity ranges, interest rates, if any, redemption provisions and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms and rights thereof established, from time to time by the Company in accordance with the Indenture.

       1. The Company represents and warrants to, and agrees with, each Agent that:

              (a) The Company meets the  requirements  for use of Form S-3 under the Securities Act of 1933 (the "Act") and the rules and regulations under the Act of the Securities and Exchange Commission (the "Commission") and has filed with the Commission a registration statement on such Form (File No. 333-32647), which has become effective, for the registration under the Act of the Securities. Such registration statement, as it may be amended or supplemented, meets the requirements set forth in Rule 415(a) under the Act and complies in all other material respects with said rule. In connection with the offering and sale of the Securities, the Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement to the form of prospectus included in such registration statement relating to the Securities and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto, as amended to the date of this Agreement, is hereinafter called the "Registration Statement"; any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule
       424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the prospectus (including, if applicable, any prospectus supplement) relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; and any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities is hereinafter called a "Pricing Supplement". Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the Securities Exchange Act of 1934 (the "Exchange Act") on or before the date of this Agreement, the date of any Preliminary Prospectus or the date of the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, the date of any Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference;

              (b) At the effective date of the Registration Statement, at any date when any amendment to the Registration Statement becomes effective (including the date of the filing of any document incorporated by reference in the Registration Statement), at the date the Prospectus is first filed pursuant to Rule 424 under the Act and at the date any supplement to the Prospectus is filed with the Commission, (i) the Registration Statement, as amended as of any such time, and the Prospectus, as amended or supplemented as of any such time, and the Indenture complied and will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Exchange Act and the respective rules and regulations thereunder and (ii) neither the Registration Statement, as amended as of any such time, nor the Prospectus, as amended or supplemented as of any such time, contained or will contain any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement, if any, that shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee or
       (ii) the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by any Agent specifically for use in connection with the preparation of the Registration Statement and the Prospectus or any amendment thereof or supplement thereto;

              (c) The Company has furnished to the Agents a copy of the Registration Statement as originally filed and of each amendment thereto, each document incorporated therein by reference, each consent and exhibit filed therewith and each supplement to the Prospectus heretofore filed with the Commission; and

              (d) As of the time any Securities are issued and sold hereunder, the Indenture will constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms and such Securities will have been duly authorized, executed, authenticated and, when paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture.

       2. (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its reasonable efforts to solicit and receive offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. So long as this Agreement shall remain in effect with respect to any Agent, the Company shall not, without the consent of such Agent, solicit or accept offers to purchase, or sell, any debt securities with a maturity at the time of original issuance of 9 months to 30 years except pursuant to this Agreement, any Terms Agreement, or except pursuant to a private placement not constituting a public offering under the Act or except in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities. However, the Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf in transactions with persons other than broker-dealers, and, in the case of any such sale not resulting from a solicitation made by any

Agent, no commission will be payable with respect to such sale. These provisions shall not limit Section 4(f) hereof or any similar provision included in any Terms Agreement.

       Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment in each case therefor shall be as set forth in the Administrative Procedure attached hereto as Annex II as it may be amended from time to time by written agreement between the Agents and the Company (the "Administrative Procedure"). The provisions of the Administrative Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedure. The Company will furnish to the Trustee a copy of the Administrative Procedure as from time to time in effect.

       The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. As soon as practicable, but in any event not later than one business day (in New York City) after receipt of notice from the Company, the Agents will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. During such period, the Company shall not be required to comply with the provisions of Sections 4(h), 4(i), 4(j) and 4(k). Upon advising the Agents that such solicitation may be resumed, however, the Company shall simultaneously provide the documents required to be delivered by Sections 4(h), 4(i), 4(j) and 4(k), and the Agents shall have no obligation to solicit offers to purchase the Securities until such documents have been received by the Agents. In addition, any failure by the Company to comply with its obligations hereunder, including without limitation its obligations to deliver the documents required by Sections 4(h), 4(i), 4(j) and 4(k), shall automatically terminate the Agents' obligations hereunder, including without limitation their obligations to solicit offers to purchase the Securities hereunder as agent or to purchase Securities hereunder as principal.

       The Company agrees to pay each Agent a commission, at the time of settlement of any sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following applicable percentage of the principal amount of such Security sold:



                                                                         Commission (percentage
                         Range of Maturities                             of aggregate principal
                                                                       amount of Securities sold)


From 9 months to less than 1 year                                                 .125%

From 1 year to less than 18 months                                                .150%

From 18 months to less than 2 years                                               .200%

From 2 years to less than 3 years                                                 .250%


                                     - 4 -


From 3 years to less than 4 years                                                 .350%

From 4 years to less than 5 years                                                 .450%

From 5 years to less than 6 years                                                 .500%

From 6 years to less than 7 years                                                 .550%

From 7 years to less than 10 years                                                .600%

From 10 years to less than 15 years                                               .625%

From 15 years to less than 20 years                                               .675%

From 20 years to 30 years                                                         .750%


       (b) Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent; a Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent; the commitment of any Agent to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth; each Terms Agreement shall specify the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities and the time and date and place of delivery of and payment for such Securities; and such Terms Agreement shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to
Section 4 hereof. Each Agent proposes to offer Securities purchased by it as principal for sale at prevailing market prices or prices related thereto at the time of sale, which may be equal to, greater than or less than the price at which such Securities are purchased by such Agent from the Company.

       For each sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment therefor shall be as set forth in the Administrative Procedure. For each such sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such Agent a commission (or grant an equivalent discount) as provided in
Section 2(a) hereof and in accordance with the schedule set forth therein.

       Each time and date of delivery of and payment for Securities to be purchased by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Administrative Procedure, is referred to herein as a "Time of Delivery".

       (c) Each Agent agrees, with respect to any Security denominated in a currency other than U.S. dollars, as agent, directly or indirectly, not to solicit offers to purchase, and as principal under any Terms Agreement or otherwise, directly or indirectly, not to offer, sell or deliver, such Security in, or to residents of, the country issuing such currency, except as permitted by applicable law.

       3. The documents required to be delivered pursuant to Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Sullivan & Cromwell, 444 S. Flower Street, Los Angeles, California, at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or on which any Terms Agreement is executed (such time and date being referred to herein as the "Commencement Date").

       4. The Company covenants and agrees with each Agent:

              (a) (i) To make no amendment or supplement to the Registration Statement or the Prospectus (A) prior to the Commencement Date which shall be disapproved by any Agent promptly after reasonable notice thereof or (B) after the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal and prior to the related Time of Delivery which shall be disapproved by any Agent party to such Terms Agreement or so purchasing as principal promptly after reasonable notice thereof; (ii) to prepare, with respect to any Securities to be sold through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement pursuant to Rule 424(b)(2) under the Act not later than the close of business of the Commission on the second business day after the date on which such Pricing Supplement is first used; (iii) to make no amendment or supplement to the Registration Statement or Prospectus, other than any Pricing Supplement, at any time prior to having afforded each Agent a reasonable opportunity to review and comment thereon; (iv) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
       Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise such Agent, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement that relates to Securities not purchased through or by such Agent) has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; and (v) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

              (b) Promptly from time to time to take such action as such Agent may reasonably request to qualify the Securities for offering and sale under the securities laws of such domestic jurisdictions as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

              (c) To furnish such Agent with copies of the Registration Statement and each amendment thereto, with copies of the Prospectus as each time amended or supplemented, other than any Pricing Supplement (except as provided in the Administrative Procedure), in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, and with copies of the documents incorporated by reference therein, all in such quantities as such Agent may reasonably request from time to time; and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (including Securities purchased from the Company by such Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent and request such Agent, in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day later); and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if during such same period such Agent continues to own Securities purchased from the Company by such Agent as principal or such Agent is otherwise required to deliver a prospectus in respect of transactions in the Securities, the Company shall promptly prepare and file with the Commission such an amendment or supplement;

              (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

              (e) So long as any Securities are outstanding, to furnish to such Agent copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to such Agent (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as such Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

              (f) That, from the date of any Terms Agreement with such Agent or other agreement by such Agent to purchase Securities as principal and continuing to and including the later of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by such Agent and (ii) the related Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which both mature more than 9 months after such Time of Delivery and are substantially similar to the Securities, without the prior written consent of such Agent;

              (g) That each acceptance by the Company of an offer to purchase Securities hereunder (including any purchase by such Agent as principal not pursuant to a Terms Agreement), and each execution and delivery by the Company of a Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

              (h) That reasonably in advance of each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion or opinions by Sullivan & Cromwell, counsel to the Agents, as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish to such counsel such papers and information as they may reasonably request to enable them to furnish to such Agent the opinion or opinions referred to in Section 6(b) hereof;

              (i) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than (i) by a Pricing Supplement,
       (ii) by a  supplement  to the  Prospectus  relating  to any  offering  of
       Securities by the Company directly to investors or to one or more underwriters other than such Agent or (iii) by a supplement to the Prospectus relating to an offering of securities other than the Securities), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus (other than, unless requested by such Agent, in connection with the filing of a document under Section 14 of the Exchange Act) and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion under this Section 4(i) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a written opinion of Miller, Nash, Wiener, Hager & Carlsen LLP, counsel for the Company, or other counsel for the Company satisfactory to such Agent, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in Section 6(c) hereof which was last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion of such counsel referred to in Section 6(c) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

              (j) That each time the Registration Statement or the Prospectus shall be amended or supplemented and each time that a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, in either case to set forth financial information included in or derived from the Company's consolidated financial statements or accounting records, and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of a letter under this Section 4(j) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall cause the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement forthwith to furnish to such Agent a letter, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in Section 6(d) hereof which was last furnished to such Agent;

              (k) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than (i) by a Pricing Supplement, (ii) by a supplement to the Prospectus relating to any offering of Securities by the Company directly to investors or to one or more underwriters other than such Agent or (iii) by a supplement to the Prospectus relating to an offering of securities other than the Securities), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus (other than, unless requested by such Agent, in connection with the filing of a document under Section 14 of the Exchange Act) and each time the Company sells Securities to such Agent as principal and the applicable Terms Agreement specifies the delivery of a certificate under this Section 4(k) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a certificate, dated the date of such supplement, amendment, incorporation or Time of Delivery relating to such sale, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, to the effect that the statements contained in the certificates referred to in Section 6(i) hereof which was last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 6(i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and

              (l) To offer to any person who has agreed to purchase Securities from the Company as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Administrative Procedure, any condition set forth in Section 6(a), 6(e), 6(f) or 6(g) hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 4(l), for the respective judgments of an Agent with respect to certain matters referred to in such Sections 6(e) and 6(g), and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such Sections 6(e) and 6(g) on behalf of any such person).

       5. The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the reasonable fees, disbursements and expenses of counsel for the Agents in connection with the establishment of the program contemplated hereby, any opinions to be rendered by such counsel hereunder and under any Terms Agreement and the transactions contemplated hereunder and under any Terms Agreement; (iii) the cost of printing, producing or reproducing this Agreement, any Terms Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iv)
all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including the fees and disbursements of counsel for the Agents in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (v) any fees charged by securities rating services for rating the Securities; (vi) any filing fees incident to, and the fees and disbursements of counsel for the Agents in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing the Securities; (viii) the fees and expenses of any Trustee and any agent of any Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for any Trustee or such agent in connection with any Indenture and the Securities; (ix) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in Sections 7 and 8 hereof, each Agent shall pay all other expenses it incurs.

       6. The obligation of any Agent, as agent of the Company, at any time ("Solicitation Time") to solicit offers to purchase the Securities and the obligation of any Agent to purchase Securities as principal, pursuant to any Terms Agreement or otherwise, shall in each case be subject, in such Agent's discretion, to the condition that all representations and warranties and other statements of the Company herein (and, in the case of an obligation of an Agent under a Terms Agreement, in or incorporated by reference in such Terms
Agreement) are true and correct at and as of the Commencement Date and any applicable date referred to in Section 4(k) hereof that is prior to such Solicitation Time or Time of Delivery, as the case may be, and at and as of such Solicitation Time or Time of Delivery, as the case may be, the condition that prior to such Solicitation Time or Time of Delivery, as the case may be, the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

              (a) (i) With respect to any Securities sold at or prior to such Solicitation Time or Time of Delivery, as the case may be, the Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; (ii) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and (iii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent;

              (b) Sullivan & Cromwell, counsel to the Agents, shall have furnished to such Agent (i) such opinion or opinions, dated the Commencement Date, with respect to the matters covered in paragraphs (i),
       (iv) and (v) of subsection (c) below, as well as such other related matters as such Agent may reasonably request, and (ii) if and to the extent requested by such Agent, with respect to each applicable date referred to in

       Section 4(h) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, an opinion or opinions, dated such applicable date, to the effect that such Agent may rely on the opinion or opinions which were last furnished to such Agent pursuant to this Section 6(b) to the same extent as though it or they were dated the date of such letter authorizing reliance (except that the statements in such last opinion or opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in any case, in lieu of such an opinion or opinions, an opinion or opinions of the same tenor as the opinion or opinions referred to in clause (i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

              (c) Miller, Nash, Wiener, Hager & Carlsen LLP, counsel for the Company, or other counsel for the Company satisfactory to such Agent, shall have furnished to such Agent their written opinions, dated the Commencement Date and each applicable date referred to in Section 4(i) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent, to the effect that:

                  (i) the  Company  has been duly  incorporated  and is  validly existing as a corporation under the laws of the state of Oregon, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                  (ii) the establishment of the series constituting the Securities has been duly authorized and, when the terms of particular Securities have been duly established in conformity with the Indenture and such Securities have been executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof in accordance with this Agreement, such Securities will constitute legal, valid and binding obligations of the Company entitled to the benefits provided by the Indenture;

                  (iii) the  Registration  Statement and any amendments  thereto have  become  effective  under the Act; to the  knowledge  of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission under the Act; and the Registration Statement and the Prospectus and any amendment or supplement thereto (as of their respective effective or issue dates) complied as to form in all material respects with the applicable requirements of the Act, the Exchange Act, the Trust Indenture Act, and the respective rules and regulations thereunder; the descriptions in the Registration Statement and the Prospectus of the Securities, of the Indenture, and of statutes, legal and governmental proceedings and contracts fairly present the information required to be shown; and to the knowledge of such counsel, there are no legal or governmental proceedings required to be described in the Prospectus that are not described as required, nor are there any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required; it being understood that such counsel need express no opinion as to the financial statements, financial schedules or other financial and statistical data contained in the Registration Statement, the Prospectus or any amendment or supplement thereto;

                  (iv) the  Indenture  has been duly  authorized,  executed  and delivered by the Company, has been duly qualified under the Trust Indenture Act and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally and to general equitable principles);

                  (v) this  Agreement and the Terms  Agreement  (if  applicable)
              have been duly authorized, executed and delivered by the Company; and

                  (vi) no  consent,  approval,  authorization  or  order  of any
              United States or Oregon court or governmental agency or body is required for the consummation of the transactions contemplated herein except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the sale of the Securities as contemplated by this Agreement and such other approvals (specified in such opinion) as have been obtained.

              In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Agents, and counsel for the Agents, as applicable, at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except for those made under the captions "Description of the Debt Securities" in the Registration Statement and "Description of the Notes" and "Supplemental Plan of Distribution" in any prospectus supplement, insofar as they relate to the provisions of documents therein described) and on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel in the course of their representation of the Company that have led them to believe that either the Registration
       Statement or any amendment thereto at the time such Registration Statement or amendment became effective and at the date of this Agreement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of this Agreement and as of the date of the opinion, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion or belief with respect to the financial statements, financial schedules and other financial and statistical data included in the Registration Statement, Prospectus or any amendment or supplement thereto).

              In rendering such opinion, such counsel may rely (i) as to matters involving the application of laws of any jurisdiction other than the state of Oregon or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to such Agent, and (ii) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials, and may assume the due authorization, execution and delivery of the Indenture by the Trustee.

              (d) Not later than 10:00 a.m., New York City time, on the Commencement Date and on each applicable date referred to in Section 4(j) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter, dated the Commencement Date or such applicable date, as the case may be, in form and substance satisfactory to such Agent, to the effect set forth in Annex III hereto;

              (e) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus as amended or supplemented there shall not have occurred any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Company and its subsidiaries taken as a whole which is, in the judgment of such Agent, after discussions with the Company, so material and adverse as to make it impractical or inadvisable to proceed with the soliciting of offers to purchase or delivery of the Securities as contemplated by the Registration Statement and the Prospectus (or, in the case of a Terms Agreement, to proceed with the offering or the delivery of the Securities to be purchased as contemplated by the Terms Agreement);

              (f) Subsequent to the execution of this Agreement there shall not have occurred any downgrading in the rating of the Company's debt securities by any "nationally recognized statistical rating organization", as defined for the purposes of Rule 436(g) under the Act, or any notice given by any such organization that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

              (g) Subsequent to the execution of this Agreement, there shall not have occurred any outbreak or material escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis if the effect on the financial markets is such as to make it, in the judgment of such Agent, impracticable or inadvisable to proceed with the solicitation of offers to purchase or delivery of Securities as contemplated by the Registration Statement and the Prospectus (or, in the case of a Terms Agreement, to proceed with the offering and delivery of the Securities to be purchased as contemplated by the Terms Agreement);

              (h) Subsequent to the execution of this Agreement (i) trading in securities generally, or in the securities of the Company, on the New York Stock Exchange shall not have been suspended or limited nor shall minimum prices have been established on such exchange, (ii) trading in any securities of the Company in the over-the-counter market shall not have been suspended, (iii) a banking moratorium shall not have been declared by federal, New York State, or Oregon State authorities; and

              (i) The Company shall have furnished or caused to be furnished to such Agent certificates of officers of the Company dated the Commencement Date and each applicable date referred to in Section 4(k) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, as to the accuracy of the representations and warranties of the Company herein at and as of the Commencement Date or such applicable date, as the case may be, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Commencement Date or such applicable date, as the case may be, as to the matters set forth in subsections (a) and
       (e) of this Section 6, and as to such other matters as such Agent may reasonably request.

       7. (a) The Company agrees to indemnify and hold harmless each Agent, the directors, officers, employees and agents of each Agent, and each person who controls each Agent within the meaning of the Act, if any, against any and all losses, claims, damages or liabilities, joint or several, to which any such Agent, director, officer, employee, agent, or controlling person may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Prospectus or any Preliminary Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any of you specifically for inclusion therein, and (ii) such indemnity with respect to any Preliminary Prospectus or the

Prospectus shall not inure to the benefit of any Agent (or any director, officer, employee, agent of or person controlling such Agent) from whom the person asserting any such loss, claim, damage or liability purchased the Securities that are the subject thereof if it shall be established that such person did not receive a copy of the Prospectus (in the case of such indemnity with respect to any Preliminary Prospectus) or the Prospectus as amended or supplemented (in the case of such indemnity with respect to the Prospectus), excluding documents incorporated therein by reference, at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission or the alleged untrue statement or omission in any Preliminary Prospectus was corrected in the Prospectus or in the Prospectus was corrected in the Prospectus as amended or supplemented. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

       (b) Each Agent severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who sign the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, to the same extent as the foregoing indemnity from the Company to you, but only with reference to written information relating to you furnished to the Company by or on your behalf specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that you may otherwise have.

       (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under
Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, jointly with any other indemnifying party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the  expenses  of more than one  separate  counsel,  approved  by the
Agents in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action),
(ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). An indemnifying party shall not be liable for any claim or action settled without its consent.

       (d) If the indemnification provided for in this Section 7 shall for any reason (other than as specified herein) be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) above in respect of any loss, claim, damage or liability (or action in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable ("Losses") to such indemnified party as a result of such loss, claim, damage, or liability (or action in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and each of you from the offering of the Securities from which such Losses arise and the relative fault of the parties with respect to the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other with respect to such offering shall be determined in light of the relation of the total net proceeds received by the Company from the sale (before deducting expenses) of the Securities from which such Losses arise to the total commissions or discounts received by each Agent with respect to the sale of the Securities from which such Losses arise. The Company and each Agent agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, or liability (or action in respect thereof) referred to above in this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Agent shall be required to contribute any amount in excess of the amount by which the total commission or discount it received on Securities sold by it exceeds the amount of any damages which such Agent has otherwise paid or become liable to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Agents in this Section 7(d) to contribute are several and not joint. For purposes of this Section 7, each person who controls any of you within the meaning of the Act or the Exchange Act and each director, officer, employee and agent of any of you shall have the same rights to contribution as you and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this Section 7(d).

       8. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

       9. The respective indemnities, agreements, representations, warranties and other statements by any Agent and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent, or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

       10. The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of such suspension or termination with respect to any Agent, (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred, (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination and
(z) in any event, this Agreement shall remain in full force and effect insofar as the fourth paragraph of Section 2(a), and Sections 4(d), 4(e), 5, 7, 8 and 9 hereof are concerned.

       11. Except as otherwise specifically provided herein or in the Administrative Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to Goldman, Sachs & Co. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 85 Broad Street, New York, New York 10004, Facsimile Transmission No. (212) 363-7609,
Attention: Credit Department, if to J. P. Morgan Securities Inc. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 60 Wall Street, New York, New York 10260, Facsimile Transmission No. (212) 648-5909, Attention: Medium-Term Notes Desk, and if to Salomon Brothers Inc shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 7 World Trade Center, 30th Floor, New York, New York 10048, Facsimile Transmission No.
(212) 783-2274, Attention: Legal, 32nd Floor, Salomon Brothers Inc (Marianne Spinelli), and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 1300 S.W. Fifth Avenue, Suite 3800, Portland, Oregon 97201, Attention: Controller, Facsimile Transmission No. (503) 273-5604.

       12. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company, and to the extent provided in Sections 7, 8 and 9 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason merely of such purchase.

       13. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

       14. THIS AGREEMENT AND ANY TERMS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

       15. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

       If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                                     Very truly yours,


                                     Willamette Industries, Inc.

                                     By:
                                     ...........................................
                                         Name:
                                         Title:


Accepted in New York, New York, as of the date hereof:


 .............................................
          (Goldman, Sachs & Co.)



J.P. Morgan Securities Inc.



By: .........................................
    Name:
    Title:


Salomon Brothers Inc


By: .........................................
    Name:
    Title:

                                                                         ANNEX I


                           WILLAMETTE INDUSTRIES, INC.

                               [TITLE OF SECURITY]

                                 TERMS AGREEMENT
                                 ---------------


                                               ..........................., 19..


[Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.]

[J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260]

[Salomon Brothers Inc
7 World Trade Center, 30th Floor
New York, New York 10048]

Ladies and Gentlemen:

       Willamette Industries, Inc. (the "Company") proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated May 13, 1998 (the "Distribution Agreement"), between the Company on the one hand and Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Salomon Brothers Inc (the "Agents") on the other, to issue and sell to [Goldman, Sachs & Co.] [J.P. Morgan Securities Inc.] [Salomon Brothers Inc] the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms
Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase Securities from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 1 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

       An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

       Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to [Goldman, Sachs & Co.] [J.P. Morgan Securities Inc.] [Salomon Brothers Inc] and [Goldman, Sachs & Co.] [J.P. Morgan Securities Inc.] [Salomon Brothers Inc] agree[s] to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto. If the foregoing is in accordance with your understanding, please sign and return to us ...... counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                       Willamette Industries, Inc.



                                       By:
                                          Name:
                                          Title:
Accepted:

[.........................................
          (Goldman, Sachs & Co.)]

[J.P. Morgan Securities Inc.


By: ......................................
    Name:
    Title:]


[Salomon Brothers Inc


By: ......................................
    Name:
    Title:]

                                                             SCHEDULE TO ANNEX I

Title of Purchased Securities:

       [  %] Medium-Term Notes[, SERIES ....]

Aggregate Principal Amount:

       [$.................... or units of other Specified Currency]

[PRICE TO PUBLIC:]

Purchase Price by [GOLDMAN,  SACHS & CO.] [J.P. MORGAN SECURITIES INC.] [SALOMON
       BROTHERS INC]:

       % of the  principal  amount of the  Purchased  Securities[,  PLUS ACCRUED
       INTEREST   FROM   ...............   TO   ...............]   [AND  ACCRUED
       AMORTIZATION, IF ANY, FROM ................. TO ................]

Method of and Specified Funds for Payment of Purchase Price:

       By wire transfer to a bank account specified by the Company in immediately available funds

Indenture:

Indenture,  dated as of January  30,  1993,  between  the  Company and The Chase
       Manhattan Bank, as Trustee

Time of Delivery:

Closing Location for Delivery of Securities:

Maturity:

Interest Rate:  [  %]

Interest Payment Dates:  [MONTHS AND DATES]

Documents to be Delivered:

The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:

[(1) THE OPINION OR OPINIONS OF COUNSEL TO THE AGENTS REFERRED TO IN SECTION 4(H).]

[(2)  THE OPINION OF COUNSEL TO THE COMPANY REFERRED TO IN SECTION 4(I).]

[(3)  THE ACCOUNTANTS' LETTER REFERRED TO IN SECTION 4(J).]

[(4)  THE OFFICERS' CERTIFICATE REFERRED TO IN SECTION 4(K).]

Other Provisions (including Syndicate Provisions, if applicable):

                                                                        ANNEX II



                           WILLAMETTE INDUSTRIES, INC.

                            ADMINISTRATIVE PROCEDURE
                            ------------------------


This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated May 13, 1998 (the "Distribution Agreement"), between Willamette Industries, Inc. (the "Company") and Goldman, Sachs & Co., J.
P. Morgan Securities Inc. and Salomon Brothers Inc (together, the "Agents"), to which this Administrative Procedure is attached as Annex II. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus as amended or supplemented or the Indenture.

The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 2(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent".

The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

Each Security will be issued only in fully registered form and will be represented by either a global security (a "Global Security") delivered to the Trustee, as agent for The Depository Trust Company (the "Depositary") and recorded in the book-entry system maintained by the Depositary (a "Book-Entry Security") or a certificate issued in definitive form (a "Certificated Security") delivered to a person designated by an Agent, as set forth in the applicable Pricing Supplement. An owner of a Book-Entry Security will not be entitled to receive a certificate representing such a Security, except as provided in the Indenture.

Book-Entry Securities will be issued in accordance with the Administrative Procedure set forth in Part I hereof, and Certificated Securities will be issued in accordance with the Administrative Procedure set forth in Part II hereof.

PART I:  ADMINISTRATIVE PROCEDURE FOR BOOK-ENTRY SECURITIES
-----------------------------------------------------------

In connection with the qualification of the Book-Entry Securities for eligibility in the book-entry system maintained by the Depositary, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and the Trustee to the Depositary, dated the date hereof, and a Medium-Term Note Certificate Agreement between the Trustee and the Depositary, dated as of December 2, 1988, (the "Certificate Agreement"), and its obligations as a participant in the Depositary, including the Depositary's Same-Day Funds Settlement System ("SDFS").

Posting Rates by the Company:

       The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Book-Entry Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by the Company:

       Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Book-Entry Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Book-Entry Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Book-Entry Securities and may reject any such offer in whole or in part.

       The Company will promptly notify the Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Book-Entry Securities. If the Company accepts an offer to purchase Book-Entry Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication  of Sale  Information  to the  Company  by  Agent  and  Settlement
Procedures:

       A. After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly, but in no event later than the time set forth under "Settlement Procedure Timetable" below, the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

       (1)    Principal Amount of Book-Entry Securities to be purchased;

       (2) If a Fixed Rate Book-Entry Security, the interest rate and initial interest payment date;

       (3)    Trade Date;

       (4)    Settlement Date;

       (5)    Maturity Date;

       (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency (it being understood that currently the Depositary accepts deposits of Global Securities denominated in U.S. dollars only);

       (7)    Indexed   Currency,   the  Base   Rate  and  the   Exchange   Rate
              Determination Date, if applicable;

       (8)    Issue Price;

       (9) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

       (10)   Net Proceeds to the Company;

       (11) If a redeemable Book-Entry Security, such of the following as are applicable:

                 (i)    Redemption Commencement Date,

                 (ii)   Initial Redemption Price (% of par), and

                 (iii) Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date;

       (12) If a Floating Rate Book-Entry Security, such of the following as are applicable:

                 (i)    Interest Rate Basis,

                 (ii)   Index Maturity,

                 (iii)  Spread or Spread Multiplier,

                 (iv)   Maximum Rate,

                 (v)    Minimum Rate,

                 (vi)   Initial Interest Rate,

                 (vii)  Interest Reset Dates,

                 (viii) Calculation Dates,

                 (ix)   Interest Determination Dates,

                 (x)    Interest Payment Dates,

                 (xi)   Regular Record Dates, and

                 (xii)  Calculation Agent;

       (13) Name, address and taxpayer identification number of the registered owner(s);

       (14)   Denomination of certificates to be delivered at settlement;

       (15)   Book-Entry Security or Certificated Security; and

       (16)   Selling Agent or Purchasing Agent.

       B. After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by facsimile transmission or other acceptable written means. The Trustee will assign a CUSIP number to the Global Security from a list of CUSIP numbers previously delivered to the Trustee by the Company representing such Book-Entry Security and then advise the Company and the Selling Agent or Purchasing Agent, as the case may be, of such CUSIP number.

       C. The Trustee will enter a pending deposit message through the Depositary's Participant Terminal System, providing the following settlement information to the Depositary, and the Depositary shall forward such information to such Agent and Standard & Poor's Corporation:

       (1)    The applicable Sale Information;

       (2) CUSIP number of the Global Security representing such Book-Entry Security;

       (3) Whether such Global Security will represent any other Book-Entry Security (to the extent known at such time);

       (4) Number of the participant account maintained by the Depositary on behalf of the Selling Agent or Purchasing Agent, as the case may be;

       (5)    The interest payment period; and

       (6) Initial Interest Payment Date for such Book-Entry Security, number of days by which such date succeeds the record date for the Depositary's purposes (which in the case of Floating Rate Securities which reset weekly shall be the date five calendar days immediately preceding the applicable Interest Payment Date and in the case of all other Book-Entry Securities shall be the Regular Record Date, as defined in the Security) and, if calculable at that time, the amount of interest payable on such Interest Payment Date.

       D. The Trustee will complete and authenticate the Global Security previously delivered by the Company representing such Book-Entry Security.

       E. The Depositary will credit such Book-Entry Security to the Trustee's participant account at the Depositary.

       F. The Trustee will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary to (i) debit such Book-Entry Security to the Trustee's participant account and credit such Book-Entry Security to such Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Book-Entry Security less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to the Depositary that (a) the Global Security representing such Book-Entry Security has been issued and authenticated and (b) the Trustee is holding such Global Security pursuant to the Certificate Agreement.

       G. Such Agent will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary (i) to debit such Book-Entry Security to such Agent's participant account and credit such Book-Entry Security to the participant accounts of the Participants with respect to such Book-Entry Security and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Book-Entry Security.

       H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

       I. Upon confirmation of receipt of funds, the Trustee will transfer to the account of the Company maintained at [NAME OF BANK], New York, New York, or such other account as the Company may have previously specified to the Trustee, in funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "F".

       J. Upon request, the Trustee will send to the Company a statement setting forth the principal amount of Book-Entry Securities outstanding as of that date under the Indenture.

       K. Such Agent will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the Participants with respect to such Book-Entry Security a confirmation order or orders through the Depositary's institutional delivery system or by mailing a written confirmation to such purchaser.

       L. The Depositary will, at any time, upon request of the Company or the Trustee, promptly furnish to the Company or the Trustee a list of the names and addresses of the participants for whom the Depositary has credited Book-Entry Securities.

Preparation of Pricing Supplement:

       If the Company accepts an offer to purchase a Book-Entry Security, it will prepare a Pricing Supplement reflecting the terms of such Book-Entry Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such Pricing Supplement, not later than 5:00 p.m., New York City time, on the Business Day following the Trade Date (as defined below), or if the Company and the purchaser agree to settlement on the Business Day following the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company will arrange to have the Pricing Supplement filed with the Commission not later than the close of business of the Commission on the second Business Day following the date on which such Pricing Supplement is first used.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

       The Selling Agent will deliver to the purchaser of a Book-Entry Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Book-Entry Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or
(b) the Book-Entry Security.

Date of Settlement:

       The receipt by the Company of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security representing such Book-Entry Security shall constitute "settlement" with respect to such Book-Entry Security. All orders of Book-Entry Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company on a particular date (the "Trade Date") will be settled on a date (the "Settlement Date") which is the fifth Business Day after the Trade Date pursuant to the "Settlement Procedure Timetable" set forth below, unless the Company and the purchaser agree to settlement on another Business Day which shall be no earlier than the next Business Day after the Trade Date.

Settlement Procedure Timetable:

       For orders of Book-Entry Securities solicited by a Selling Agent and accepted by the Company for settlement on the fifth Business Day after the Trade Date, Settlement Procedures "A" through "I" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:


          SETTLEMENT
          PROCEDURE                  TIME
          ---------                  ----

          A        5:00 p.m.         on the  Business  Day  following  the Trade
                                     Date or 10:00 a.m. on the Business Day prior to the Settlement Date, whichever is earlier

          B        12:00  noon       on  the  second  Business  Day  immediately
                                     preceding the Settlement Date

          C        2:00  p.m.        on  the  second  Business  Day  immediately
                                     preceding the Settlement Date

          D        9:00 a.m.         on the Settlement Date

          E        10:00 a.m.        on the Settlement Date

          F-G      2:00 p.m.         on the Settlement Date

          H        4:45 p.m.         on the Settlement Date

          I        5:00 p.m.         on the Settlement Date

       If the initial interest rate for a Floating Rate Book-Entry Security has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 2:00 p.m. on the second Business Day immediately preceding the Settlement Date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

       If settlement of a Book-Entry Security is rescheduled or canceled, the Trustee, upon obtaining knowledge thereof, will deliver to the Depositary, through the Depositary's Participation Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:

       If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Security pursuant to Settlement Procedure "F", the Trustee may deliver to the Depositary, through the Depositary's Participant Terminal System, as soon as practicable a withdrawal message instructing the Depositary to debit such Book-Entry Security to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Book-Entry Security that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Securities represented by a Global Security, the Trustee will mark such Global Security "canceled", make appropriate entries in the Trustee's records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Securities represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Security or Securities and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Securities previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

       If the purchase price for any Book-Entry Security is not timely paid to the participants with respect to such Book-Entry Security by the beneficial purchaser thereof (or a person, including an indirect participant in the Depositary, acting on behalf of such purchaser), such participants and, in turn, the Agent for such Book-Entry Security may enter deliver orders through the Depositary's Participant Terminal System debiting such Book-Entry Security to such participant's account and crediting such Book-Entry Security to such Agent's account and then debiting such Book-Entry Security to such Agent's participant account and crediting such Book-Entry Security to the Trustee's participant account and shall notify the Company and the

Trustee thereof. Thereafter, the Trustee will (i) immediately notify the Company of such order and the Company shall transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Security which was credited to the account of the Company maintained at the Trustee in accordance with Settlement Procedure I, and (ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for the loss of its use of funds during the period when the funds were credited to the account of the Company.

       Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, the Depositary may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Securities to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "D", for the authentication and issuance of a Global Security representing the other Book-Entry Securities to have been represented by such Global Security and will make appropriate entries in its records. The Company will, from time to time, furnish the Trustee with a sufficient quantity of Securities.

PART II:  ADMINISTRATIVE PROCEDURE FOR CERTIFICATED SECURITIES
--------------------------------------------------------------

Posting Rates by Company:

       The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Certificated Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by Company:

       Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Certificated Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Certificated Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Certificated Securities and may reject any such offer in whole or in part.

       The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase
Certificated   Securities.   If  the

Company accepts an offer to purchase Certificated Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication of Sale Information to Company by Agent:

       After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

       (1)    Principal Amount of Certificated Securities to be purchased;

       (2) If a Fixed Rate Certificated Security, the interest rate and initial interest payment date;

       (3)    Trade Date;

       (4)    Settlement Date;

       (5)    Maturity Date;

       (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;

       (7)    Indexed   Currency,   the  Base   Rate  and  the   Exchange   Rate
              Determination Date, if applicable;

       (8)    Issue Price;

       (9) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

       (10)   Net Proceeds to the Company;

       (11) If a redeemable Certificated Security, such of the following as are applicable:

              (i)   Redemption Commencement Date,
              (ii)  Initial Redemption Price (% of par), and
              (iii) Amount (% of par) that the  Redemption  Price shall  decline
                    (but not below par) on each anniversary of the Redemption Commencement Date;

       (12) If a Floating Rate Certificated Security, such of the following as are applicable:

              (i)    Interest  Rate Basis,

              (ii)   Index Maturity,

              (iii)  Spread or Spread Multiplier,

              (iv)   Maximum Rate,

              (v)    Minimum Rate,

              (vi)   Initial Interest Rate,

              (vii)  Interest Reset Dates,

              (viii) Calculation Dates,

              (ix)    Interest Determination Dates,

              (x)     Interest Payment Dates,

              (xi)    Regular Record Dates, and

              (xii)   Calculation Agent;

       (13) Name, address and taxpayer identification number of the registered owner(s);

       (14)   Denomination of certificates to be delivered at settlement;

       (15)   Book-Entry Security or Certificated Security; and

       (16)   Selling Agent or Purchasing Agent.


Preparation of Pricing Supplement by Company:

       If the Company accepts an offer to purchase a Certificated Security, it will prepare a Pricing Supplement reflecting the terms of such Certificated Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such Pricing Supplement, not later than 5:00 p.m., New York City time, on the Business Day following the Trade Date, or if the Company and the purchaser agree to settlement on the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company will arrange to have the Pricing Supplement filed with the Commission not later than the close of business of the Commission on the second Business Day following the date on which such Pricing Supplement is first used.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

       The Selling Agent will deliver to the purchaser of a Certificated Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Certificated Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Certificated Security.

Date of Settlement:

       All offers of Certificated Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "Settlement Date") which is the fifth Business Day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement (a) on another Business Day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

Instruction from Company to Trustee for Preparation of Certificated Securities:

       After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means.

       The Company will instruct the Trustee by facsimile transmission or other acceptable written means to authenticate and deliver the Certificated Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m., New York City time, on the Business Day immediately preceding the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Certificated Securities in which case such instruction will be given by the Company by 11:00 a.m., New York City time.

Preparation and Delivery of Certificated Securities by Trustee and Receipt of Payment Therefor:

       The Trustee will prepare each Certificated Security and appropriate receipts that will serve as the documentary control of the transaction.

       In the case of a sale of Certificated Securities to a purchaser solicited by a Selling Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Selling Agent for the benefit of the purchaser of such Certificated Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to acquire securities.

       In the case of a sale of Certificated Securities to a Purchasing Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Purchasing Agent against delivery of payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Purchasing Agent's discount.

Failure of Purchaser to Pay Selling Agent:

       If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Certificated Security, the Selling Agent will promptly notify the Trustee and the Company thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Certificated Security to the Trustee.
Immediately upon receipt of such Certificated Security by the Trustee, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Certificated Security. The Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

       The Trustee will cancel the Certificated Security in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the Certificated Security.

                                                                       ANNEX III


                               ACCOUNTANTS' LETTER
                               -------------------


       Pursuant to Sections 4(j) and 6(d), as the case may be, of the Distribution Agreement, the Company's independent certified public accountants shall furnish letters to the effect that:

           (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

           (ii) in their opinion the audited financial statements and financial statement schedules included or incorporated in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder with respect to financial statements and financial statement schedules;

           (iii) on the basis of a reading of the latest unaudited consolidated financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the shareholders, directors, and executive committee of the Company; and inquiries of certain officials of the Company and its subsidiaries who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements included or incorporated in the Registration Statement and Prospectus, nothing came to their attention which caused them to believe that:

                     (1) the  unaudited  financial  statements  included  in the
              Company's quarterly reports on Form 10-Q incorporated by reference in the Registration Statement and the Prospectus, if any, do not comply as to form in all material respects with the accounting requirements of the Exchange Act and the published rules and regulations thereunder applicable to Form 10-Q or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements incorporated in the Registration Statement and the Prospectus (except as to matters of presentation and disclosure as permitted by Form 10-Q); or

                     (2) the  amounts in the  "Selected  Consolidated  Financial
              Data" included or incorporated in the Registration Statement and the Prospectus do not agree with the corresponding amounts in the financial statements from which


                                     III-1
              such amounts were derived or were not determined on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus or do not agree with the accounting records of the Company and its subsidiaries; or

                     (3) with  respect to the period  subsequent  to the date of the most recent financial statements incorporated in the Registration Statement and the Prospectus, at a specified date not more than five business days prior to the date of the letter there were any changes in the capital stock (other than as a result of awards or amortization of restricted stock and the exercise of options granted under employee stock option plans of the Company), or increases in long-term debt or short-term debt of the Company and its consolidated subsidiaries (other than increases which in the aggregate do not exceed 5% of the sum of the long-term debt and short-term debt of the Company and its consolidated subsidiaries as shown on the most recent balance sheet included or incorporated in the Registration Statement and the Prospectus), or there were any decreases in net current assets or net assets of the Company and its consolidated subsidiaries, in each case as compared with the corresponding amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, or for the period from the date of the most recent financial statements incorporated in the Registration Statement and the Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales, net operating income, or the total or per share amounts of income before extraordinary items or of net income, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by such Agent; and

          (iv) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) included or incorporated in the Registration Statement and the Prospectus as amended or supplemented, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and


                                     III-2

          (v) if unaudited pro forma financial statements are included or incorporated in the Registration Statement and the Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

       References to the Registration Statement and the Prospectus in this Annex III are to such documents as amended and supplemented at the date of the letter.

                                     III-3